UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2016, CenterPoint Energy, Inc. (the “Company”) reported earnings guidance for 2015 and 2016. For additional information regarding the Company’s guidance, please refer to its press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

The Company and its subsidiary, CenterPoint Energy Resources Corp. (“CERC”), are currently in the process of preparing financial statements for fourth quarter 2015 and year-end 2015 financial reporting. The Company and CERC expect that in their fourth quarter and year-end results, the Company and CERC will report non-cash impairments related to the 55.4 percent equity investment in Enable Midstream Partners, LP (“Enable Midstream”). The Company and CERC are still determining the amount of such impairment in connection with their preparation of the financial statements.

The Company and CERC evaluate equity method investments for impairment when factors indicate that a decrease in the value of its investment has occurred and the carrying amount of its investment may not be recoverable. An impairment loss, based on the excess of the carrying value over estimated fair value of the investment, is recognized in earnings when an impairment is deemed to be other than temporary. Considerable judgment is used in determining if an impairment loss is other than temporary and the amount of any impairment. Based on the sustained low Enable Midstream common unit price and further declines in such price during the three months ended December 31, 2015, as well as the market outlook for continued depressed crude oil and natural gas prices impacting the midstream oil and gas industry, the Company and CERC expect that an other than temporary decrease in the value of the investment in Enable Midstream may have occurred during the three months ended December 31, 2015.

Both the income approach and market approach will be utilized to estimate the fair value of the Company’s and CERC’s total investment in Enable Midstream, which includes the limited partner common and subordinated units, general partner interest and incentive distribution rights held by the Company and CERC. The determination of fair value will consider a number of relevant factors including Enable Midstream’s common unit price and forecasted results, recent comparable transactions and the limited float of Enable Midstream’s publicly traded common units.

Item 9.01.	Financial Statements and Exhibits.

The information in the Press Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company or CERC under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated February 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 1, 2016	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: February 1, 2016	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated February 1, 2016